EXHIBIT 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ricardo Ramos, Chief Financial Officer of Sociedad Química y Minera de Chile S.A. (“SQM”), a corporation incorporated under the laws of the Republic of Chile, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
The Annual Report of SQM on Form 20-F for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of SQM.

/s/ Ricardo Ramos R.

Name: Ricardo Ramos R.
Title: Chief Financial Officer and Business Development Senior Vice President
Date: June 29, 2007